SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  July 11, 1996

                            METROPOLITAN BANCORP
         (Exact name of each registrant as specified in its charter)

                                  Washington
               (State or other jurisdiction of incorporation)

                                   0-22218
                          (Commission File Number)

                                  91-1600929
                      (IRS Employer Identification No.)

                1520 Fourth Avenue, Seattle, WA  98101-1648
            (Address of principal executive offices and zip code)

                                (206) 625-1818
             (Registrant's telephone number, including area code)

                                     None
        (Former name or former address, if changed since last report)

                     Exhibit Index appears on page 6.


Item 5.     Other Events

Agreement and Plan of Merger.

   The following summary does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report, which are incorporated herein by reference.

   On July 11, 1996, Metropolitan Bancorp, a Washington corporation ("Metropolitan"), and Washington Federal, Inc., a Washington corporation ("Washington Federal"), entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which Metropolitan will merge with and into Washington Federal (the "Merger")

   The Agreement provides that upon consummation of the Merger, each outstanding share of Common Stock of Metropolitan (other than (i) shares with respect to which dissenters' rights have been perfected under Washington law and (ii) any shares held by Washington Federal or any of its subsidiaries other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger, and without any action on the part of the holder thereof, be converted into the right to receive the number of shares of Washington Federal Common Stock which is equal to (i) if the average share price of Washington Federal Common Stock (as determined pursuant to the terms of the Agreement) is equal to or greater than $18.00 but equal to or less than $24.50 per share, the quotient determined by dividing (A) $18.00 by
(B) such average share price of Washington Federal Common Stock, (ii) if the average share price of Washington Federal Common Stock is less than $18.00 per share, one share or (iii) if the average share price of Washington Federal Common Stock is greater than $24.50, 0.735 shares (the "Exchange Ratio"). If the average share price of Washington Federal Common Stock is less than $17.00 per share, Metropolitan may terminate the Agreement, provided that in the event Metropolitan elects to exercise this termination right and upon notice, Washington Federal shall have the right to adjust the Exchange Ratio to an amount equal to a number obtained by dividing (A) $17.00 by (B) such average share price of Washington Federal Common Stock.

   In connection with the execution of the Agreement, Metropolitan Federal Savings and Loan Association of Seattle, a federally-chartered savings and loan association and wholly-owned subsidiary of Metropolitan ("Metropolitan Savings"), and Washington Federal Savings and Loan Association, a federally-chartered savings and loan association and wholly-owned subsidiary of Washington Federal ("Washington Savings"), entered into an Agreement and Plan of Merger, dated as of July 11, 1996 (the "Bank Merger Agreement"). The Bank Merger Agreement sets forth the terms and conditions, including consummation of the Merger, under which Metropolitan Savings will merge with and into Washington Savings immediately following the consummation of the Merger.

   Concurrently with the execution and delivery of the Agreement, Metropolitan entered into a Stock Option Agreement with Washington Federal (the "Stock Option Agreement") whereby Metropolitan granted to Washington Federal an option to purchase up to 657,000 shares of Metropolitan Common Stock, which currently represents approximately 17.7% of the outstanding shares of Metropolitan Common Stock, at a price of $13.50 per share, which is exercisable only upon the occurrence of certain events. The Stock Option Agreement provides Washington Federal (i) with the right, in certain circumstances, to require Metropolitan to repurchase the option and any shares acquired by exercise of the option and (ii) with the right to require Metropolitan to register the Metropolitan Common Stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

   Concurrently with the execution and delivery of the Agreement, Washington Federal entered into a Stockholder Agreement with certain stockholders of Metropolitan, who serve as directors or officers of Metropolitan, pursuant to which, among other things, such stockholders agreed to vote their shares of Metropolitan Common Stock (which amount to 18.5% of the shares of such Common Stock outstanding) in favor of the Merger.

   Consummation of the Merger is subject to the approval of the shareholders of Metropolitan, the receipt of all required regulatory approvals and the effectiveness of a registration statement filed with the Securities and Exchange Commission for the Washington Federal Common Stock to be issued in the Merger, as well as other customary conditions.

   Metropolitan, Metropolitan Savings, John H. Fairchild ("Fairchild") and Sheryl Nilson ("Nilson", and together with Fairchild, "Phoenix Management") entered into a Stock Redemption Agreement, dated July 11, 1996, which provides that on or before the last date for consummating the Merger, and subject to the satisfaction of certain conditions precedent, Metropolitan will redeem, and Phoenix Management will transfer to Metropolitan, 453,297 outstanding shares of common stock of Metropolitan owned by Phoenix Management in exchange for (i) the transfer by Metropolitan to Phoenix Management of 81% of the outstanding shares of common stock of Phoenix Mortgage & Investment, Inc., an indirect, wholly-owned subsidiary of Metropolitan ("Phoenix"), and (ii) the execution and delivery by Metropolitan to Phoenix Management of promissory notes in the aggregate principal amount of $4,519,785, subject to certain adjustments. Prior to the closing of this transaction, Metropolitan will transfer certain intangible assets relating to Phoenix.

   The Agreement, the Bank Merger Agreement, the Stock Option Agreement, the Stockholder Agreement, the Stock Redemption Agreement and the press release issued by Metropolitan and Washington Federal on July 12, 1996 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference.

   The foregoing summaries of the Merger Agreement, the Bank Merger Agreement, the Stockholder Agreement, the Stock Option Agreement and the Stock Redemption Agreement and the agreements and transactions contemplated thereby are qualified in their entirety by reference to the Merger Agreement, the Bank Merger Agreement, the Stockholder Agreement, the Stock Option Agreement and the Stock Redemption Agreement which are filed as exhibits to this Current Report and are incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

   The following exhibits are filed with this report:

Exhibit Number     Description

    2.1 Agreement and Plan of Merger between Washington Federal, Inc. and Metropolitan Bancorp dated July 11, 1996.

    2.2 Agreement and Plan of Merger between Washington Federal Savings and Loan Association and Metropolitan Federal Savings and Loan Association of Seattle dated July 11, 1996.

    10.1 Stock Redemption Agreement by and between Metropolitan Bancorp, Metropolitan Federal Savings and Loan Association of Seattle, John H. Fairchild and Sheryl Nilson dated July 11, 1996.

    10.2 Stock Option Agreement by and between Metropolitan Bancorp and Washington Federal, Inc. dated July 11, 1996.

    10.3 Stockholder Agreement by and between Washington Federal, Inc. and certain shareholders of Metropolitan Bancorp dated July 11, 1996.

    99.1 Press release issued on July 12, 1996 with respect to the Merger.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METROPOLITAN BANCORP

                                       By:      /s/ Patrick F. Patrick
                                       Name:        Patrick F. Patrick
                                       Title:       President and Chief
                                                    Executive Officer

Dated:  July 18, 1996


                                 EXHIBIT INDEX
Number      Description

2.1         Agreement and Plan of Merger between Washington Federal, Inc.
            and Metropolitan Bancorp dated July 11, 1996.

2.2 Agreement and Plan of Merger between Washington Federal Savings and Loan Association and Metropolitan Federal Savings and Loan Association of Seattle dated July 11, 1996.

10.1 Stock Redemption Agreement by and between Metropolitan Bancorp, Metropolitan Federal Savings and Loan Association of Seattle, John
            H. Fairchild and Sheryl Nilson dated July 11, 1996.

10.2 Stock Option Agreement by and between Metropolitan Bancorp and Washington Federal, Inc. dated July 11, 1996.

10.3 Stockholder Agreement by and between Washington Federal, Inc. And certain shareholders of Metropolitan Bancorp dated July 11, 1996.

99.1        Press release issued on July 12, 1996 with respect to the Merger.